EXHIBIT 10.2
                          EARTH AND OCEAN SPORTS, INC.

                           1997 EQUITY INCENTIVE PLAN

         1.  Purpose

         The purpose of this 1997 Equity Incentive Plan (the "Plan") is to secure for Earth and Ocean Sports, Inc. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants to, the Company and its subsidiaries or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries. The Plan is intended to accomplish these goals by enabling the Company to offer such persons equity-based interests, equity-based incentives or performance-based stock incentives in the Company, or any combination thereof ("Awards").

         2.  Administration

         The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have full power to interpret and administer the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and Awards, and full authority to select the persons to whom Awards will be granted ("Participants"), determine the type and amount of Awards to be granted to Participants (including any combination of Awards), determine the terms and conditions of Awards granted under the Plan (including terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change of control, vesting, forfeiture, restrictions, dividends and interest, if any, on deferred amounts), waive compliance by a participant with any obligation to be performed by him or her under an Award, waive any term or condition of an Award, cancel an existing Award in whole or in part with the consent of a Participant, grant replacement Awards, accelerate the vesting or lapse of any restrictions of any Award and adopt the form of instruments evidencing Awards under the Plan and change such forms from time to time. Any interpretation by the Board of the terms and provisions of the Plan or any Award thereunder and the administration thereof, and all action taken by the Board, shall be final, binding and conclusive on all parties and any person claiming under or through any party. No director shall be liable for any action or determination made in good faith. The Board may, to the full extent permitted by law, delegate any or all of its responsibilities under the Plan to a committee (the "Committee") appointed by the Board and consisting of two or more members of the Board.

         3.  Effective Date

         The Plan shall be effective as of the date first approved by the Board of Directors, subject to the approval of the Plan by the Company's stockholders. Grants of Awards under the Plan made prior to such approval shall be effective when made (unless otherwise specified by the Board at the time of grant), but shall be conditioned on and subject to such approval of the Plan by the Company's stockholders.

         4.  Shares Subject to the Plan

         Subject to adjustment as provided in Section 9.6, the total number of shares of the Common Stock, $.01 par value per share, of the Company (the "Common Stock"), reserved and available for distribution under the Plan shall be 450,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any Award of shares of Common Stock requiring exercise by the Participant for delivery of such shares terminates without having been exercised in full, is forfeited or is otherwise terminated without a payment being made to the Participant in the form of Common Stock, or if any shares of Common Stock subject to restrictions are repurchased by the Company pursuant to the terms of any Award or are otherwise reacquired by the Company to satisfy obligations arising by virtue of any Award, such shares shall be available for distribution in connection with future Awards under the Plan.

         5.  Eligibility

         Employees, officers and directors of, and consultants to, the Company and its subsidiaries, or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries shall be eligible to receive Awards under the Plan. The Board, or other appropriate committee or person to the extent permitted pursuant to the last sentence of Section 2, shall from time to time select from among such eligible persons those who will receive Awards under the Plan.

         6.  Types of Awards

         The Board may offer Awards under the Plan in any form of equity-based interest, equity-based incentive or performance-based stock incentive in Common Stock of the Company or any combination thereof. The type, terms and conditions and restrictions of an Award shall be determined by the Board at the time such Award is made to a Participant; provided, however, that no Participant may be granted Awards, in the aggregate, for more than 25% of the shares of Common Stock then subject to the Plan during any fiscal year of the Company. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

         An Award shall be made at the time specified by the Board and shall be subject to such conditions or restrictions as may be imposed by the Board and shall conform to the general rules applicable under the Plan as well as any special rules then applicable under federal tax laws or regulations or the federal securities laws relating to the type of Award granted.


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         Without limiting the foregoing, Awards may take the following forms and shall be subject to the following rules and conditions:

         6.1  Options

         An option is an Award that entitles the holder on exercise thereof to purchase Common Stock at a specified exercise price. Options granted under the Plan may be either incentive stock options ("incentive stock options") that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not intended to meet the requirements of
Section 422 ("non-statutory stock options").

         6.1.1 Option Price. The price at which Common Stock may be purchased upon exercise of an option shall be determined by the Board, provided however, the exercise price shall not be less than the par value per share of Common Stock.

         6.1.2 Option Grants. The granting of an option shall take place at the time specified by the Board. Options shall be evidenced by option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including but not limited to vesting and forfeiture provisions, acceleration, change of control, protection in the event of merger, consolidations, dissolutions and liquidations) as the Board shall deem advisable. Option agreements shall expressly state whether an option grant is intended to qualify as an incentive stock option or non-statutory stock option.

         6.1.3 Option Period. An option will become exercisable at such time or times (which may be immediately or in such installments as the Board shall determine) and on such terms and conditions as the Board shall specify. The option agreements shall specify the terms and conditions applicable in the event of an option holder's termination of employment during the option's term.

         Any exercise of an option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any additional documents required by the Board and (2) payment in full in accordance with
Section 6.1.4 for the number of shares for which the option is exercised.

         6.1.4 Payment of Exercise Price. Stock purchased on exercise of an option shall be paid for as follows: (1) in cash or by check (subject to such guidelines as the Company may establish for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the option (or in the case of a non-statutory stock option, by the Board at or after grant of the option), (i) through the delivery of shares of Common Stock that have a fair market value (determined in accordance with procedures prescribed by the Board) equal to the exercise price,
(ii) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the

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Participant's  direction at the time of exercise, or (iii) by any combination of the permissible forms of payment.

         6.1.5 Buyout Provision. The Board may at any time offer to buy out for a payment in cash, shares of Common Stock, deferred stock or restricted stock, an option previously granted, based on such terms and conditions as the Board shall establish and communicate to the option holder at the time that such offer is made.

         6.1.6 Special Rules for Incentive Stock Options. Each provision of the Plan and each option agreement evidencing an incentive stock option shall be construed so that each incentive stock option shall be an incentive stock option as defined in Section 422 of the Code or any statutory provision that may replace such Section, and any provisions thereof that cannot be so construed shall be disregarded. Instruments evidencing incentive stock options must contain such provisions as are required under applicable provisions of the Code. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The exercise price of an incentive stock option shall not be less than 100% (110% in the case of an incentive stock option granted to a more than ten percent stockholder of the Company) of the fair market value of the Common Stock on the date of grant, as determined pursuant to Section 6.1.7 hereof. An incentive stock option may not be granted after the tenth anniversary of the date on which the Plan was adopted by the Board and the latest date on which an incentive stock option may be exercised shall be the tenth anniversary (fifth anniversary, in the case of any incentive stock option granted to a more than ten percent stockholder of the Company) of the date of grant, as determined by the Board. Each Participant may be granted options treated as incentive stock options only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any present or future parent or subsidiary (as those terms are used in Section 424 of the Code), incentive stock options do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the incentive stock options were granted) in excess of $100,000. The Company intends to designate any options granted in excess of such limitation as non-statutory stock options, and the Company shall issue separate certificates to the optionee with respect to options that are non-statutory stock options and options that are incentive stock options.

         6.1.7 Determination of Fair Market Value. If, at the time an option is granted under the Plan, the Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it


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deems appropriate,  including, without limitation,  recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

         6.2  Restricted and Unrestricted Stock

         An Award of restricted stock entitles the recipient  thereof to acquire
shares  of  Common  Stock  upon  payment  of  the  purchase   price  subject  to
restrictions specified in the instrument evidencing the Award.

         6.2.1 Restricted Stock Awards. Awards of restricted stock shall be evidenced by restricted stock agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including restriction and forfeiture provisions, change of control, protection in the event of mergers, consolidations, dissolutions and liquidations) as the Board shall deem advisable.

         6.2.2 Restrictions. Until the restrictions specified in a restricted stock agreement shall lapse, restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and upon certain conditions specified in the restricted stock agreement, must be resold to the Company for the price, if any, specified in such agreement. The restrictions shall lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

         6.2.3 Rights as a Stockholder. A Participant who acquires shares of restricted stock will have all of the rights of a stockholder with respect to such shares including the right to receive dividends and to vote such shares. Unless the Board otherwise determines, certificates evidencing shares of restricted stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

         6.2.4 Purchase Price. The purchase price of shares of restricted stock shall be determined by the Board, in its sole discretion, but such price may not be less than the par value of such shares.

         6.2.5 Other Awards Settled With Restricted Stock. The Board may provide that any or all the Common Stock delivered pursuant to an Award will be restricted stock.

         6.2.6 Unrestricted Stock. The Board may, in its sole discretion, sell to any Participant shares of Common Stock free of restrictions under the Plan for a price determined by the Board, but which may not be less than the par value per share of the Common Stock.

         6.3  Deferred Stock

         6.3.1 Deferred Stock Award. A deferred stock Award entitles the recipient to receive shares of deferred stock which is Common Stock to be delivered in the future. Delivery of the Common Stock will take place at such time or times, and on such conditions, as the Board may


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specify.  The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock will take place.

         6.3.2 Other Awards Settled with Deferred Stock. The Board may, at the time any Award described in this Section 6 is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the right to future delivery of deferred stock.

         6.4  Performance Awards

         6.4.1 Performance Awards. A performance Award entitles the recipient to receive, without payment, an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), following the attainment of performance goals. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

         6.4.2 Other Awards Subject to Performance Conditions. The Board may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 of the Plan) that performance goals be met prior to the Participant's realization of any payment or benefit under the Award.

         7.  Purchase Price and Payment

         Except as otherwise provided in the Plan, the purchase price of Common Stock to be acquired pursuant to an Award shall be the price determined by the Board, provided that such price shall not be less than the par value of the Common Stock. Except as otherwise provided in the Plan, the Board may determine the method of payment of the exercise price or purchase price of an Award granted under the Plan and the form of payment. The Board may determine that all or any part of the purchase price of Common Stock pursuant to an Award has been satisfied by past services rendered by the Participant. The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

         8.  Change in Control

         8.1  Impact of Event

         In the event of a "Change in Control" as defined in Section 8.2, the following provisions shall apply, unless the agreement evidencing the Award otherwise provides:

         (a) Any stock options or other stock-based Awards awarded under the Plan that were not previously exercisable and vested shall become fully exercisable and vested.


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         (b) Awards of restricted stock and other stock-based  Awards subject to restrictions and to the extent not fully vested, shall become fully vested and all such restrictions shall lapse so that shares issued pursuant to such Awards shall be free of restrictions.

         (c) Deferral limitations and conditions that relate solely to the passage of time, continued employment or affiliation, will be waived and removed as to deferred stock Awards and performance Awards. Performance of other conditions (other than conditions relating solely to the passage of time, continued employment or affiliation) will continue to apply unless otherwise provided in the agreement evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed by the Board.

         8.2  Definition of "Change in Control"

         "Change in Control" means any one of the following events: (i) when any Person (other than SSPR, L.P. and its partners and affiliates) is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 under the Exchange Act) of such Person, directly or indirectly, of 50% or more (by voting power) of the outstanding common stock of the Company, without the prior approval of the Prior Directors of the Company, as the case may be, (ii) the failure of the Prior Directors to constitute a majority of the Board of Directors of the Company, as the case may be, at any time within two years following any Electoral Event, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

         (a) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933, as amended, and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

         (b) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors, as the case may be, immediately prior to any Electoral Event (or, if there has been no Electoral Event, those persons sitting on the Board of Directors on the date of completion of the Company's initial underwritten public offering) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

         (c) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company.

         9.  General Provisions

         9.1  Documentation of Awards


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         Awards will be evidenced by written instruments, which may differ among
Participants, prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments which need not be executed by the participant but acceptance of which will evidence agreement to the terms thereof. Such instruments shall conform to the requirements of the Plan and may contain such other provisions (including provisions relating to events of merger,  consolidation,  dissolution  and  liquidations,  change of control  and
restrictions   affecting  either  the  agreement  or  the  Common  Stock  issued thereunder), as the Board deems advisable.

         9.2  Rights as a Stockholder

         Except as specifically provided by the Plan or the instrument evidencing the Award, the receipt of an Award will not give a Participant rights as a stockholder with respect to any shares covered by an Award until the date of issue of a stock certificate to the participant for such shares.

         9.3  Conditions on Delivery of Stock

         The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Common Stock is at the time listed on any stock exchange or trading system, until the shares have been listed or authorized to be listed on such exchange or trading system upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the
Company  may  require,   as  a  condition   to  exercise  of  the  Award,   such
representations or agreements as counsel for the Company may consider appropriate to avoid violation of such act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

         If an Award is exercised by the participant's legal representative, the Company will be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         9.4  Tax Withholding

         The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Common Stock may be delivered, the Board will have the right to require that the participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Common

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Stock.  If and to the extent that such  withholding  is required,  the Board may permit the participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement.

         9.5  Nontransferability of Awards

         Except as otherwise specifically provided by the Board, no Award (other than an Award in the form of an outright transfer of cash or Common Stock not subject to any restrictions) may be transferred other than by the laws of descent and distribution, except pursuant to the terms of a qualified domestic relations order as defined in the Code, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf).

         9.6  Adjustments in the Event of Certain Transactions

         (a) In the event of a stock dividend, stock split or combination of shares, recapitalization, reclassification or other change in the Company's capitalization, or other distribution with respect to common stockholders other than normal cash dividends, the Board will make (i) appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above, and (ii) appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provisions of Awards affected by such change. The foregoing shall not apply to any stock split effected after the date of adoption of the Plan but on or prior to the effective date of the Company's initial underwritten public offering under the Securities Act of 1933.

         (b) The Board may also make appropriate adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions, repurchases or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan, but no such adjustments other than those required by law may adversely affect the rights of any Participant (without the Participant's consent) under any Award previously granted.

         9.7  Employment Rights

         Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment with the Company or any subsidiary or interfere in any way with the right of the Company or subsidiary to terminate any employment relationship at any time or to increase or decrease the compensation of such person. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the employee.


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         Whether an  authorized  leave of  absence,  or absence in  military  or
government  service,   shall  constitute  termination  of  employment  shall  be
determined by the Board at the time. For purposes of this Plan, transfer of employment between the Company and its subsidiaries shall not be deemed termination of employment.

         9.8  Other Employee Benefits

         The value of an Award granted to a Participant who is an employee, and the amount of any compensation deemed to be received by an employee as a result of any exercise or purchase of Common Stock pursuant to an Award or sale of shares received under the Plan, will not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, stock ownership, stock purchase, life insurance, medical, health, disability or salary continuation plan.

         9.9  Legal Holidays

         If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

         9.10     Foreign Nationals

         Without amending the Plan, Awards may be granted to persons who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Board, be necessary or desirable to further the purpose of the Plan.

         10.  Termination and Amendment

         The Plan shall remain in full force and effect until terminated by the Board. Subject to the last sentence of this Section 10, the Board may at any time or times amend the Plan or any outstanding Award for any purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards. No amendment, unless approved by the stockholders, shall be effective if it would cause the Plan to fail to satisfy the requirements of the federal tax law or regulation relating to incentive stock options or the requirements of Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment of the Plan or any agreement evidencing Awards under the Plan may adversely affect the rights of any participant under any Award previously granted without such participant's consent.

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